UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2013

PHOTOAMIGO, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-54439	20-5422795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2532 Foothill Road Santa Barbara, CA	93105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(805) 965-0699

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On July 11, 2013, PhotoAmigo, Inc. (the "Registrant") was informed by Ronald Chadwick, P.C. ("Ronald Chadwick") that it was terminating its services as the Registrant's independent registered public accounting firm effective November 30, 2013. On February 5, 2014, the Registrant retained Cutler and Co., LLC as its principal independent accountants.

The Termination of Ronald Chadwick

Ronald Chadwick was the independent registered public accounting firm for the Registrant from September 23, 2008 until November 30, 2013. Ronald Chadwick's reports on the Registrant's financial statements for the twelve month periods ended July 31, 2013 and 2012 and the period from Inception (April 2, 2008) to July 31, 2013 did not (a) contain an adverse opinion or disclaimer of opinion, or (b) were modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald Chadwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended July 31, 2013 and 2012, the period from Inception (April 2, 2008) to July 31, 2013. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended July 31, 2013 and 2012 orthe period from Inception (April 8, 2008) to July 31, 2013 in which Ronald Chadwick served as the Registrant's principal independent accountants.

However, the report of Ronald Chadwick dated October 19, 2013 on our financial statements for the twelve month periods ended July 31, 2013 and 2012, and for the period from Inception (April 8, 2008) to July 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Ronald Chadwick with a copy of this disclosure and has requested that Ronald Chadwick furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Ronald Chadwick addressed to the Securities and Exchange Commission dated March 10, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Cutler and CO., LLC.

Prior to February 5, 2014, the date that Cutler and Co., LLC was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Cutler and Co., LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements; (2) Neither a written report nor oral advice was provided to the Registrant by Cutler and Co., LLC that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (3) The Registrant did not consult Culter and Co., LLC regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

16.1	Letter, dated March 10, 2014 from Ronald Chadwick, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PhotoAmigo, Inc. (Registrant)
March 10, 2014	By:	/s/ Robert Heckes
		Name:	Robert Heckes
		Title:	Chief Executive Officer